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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 20, 2002


                                BIOENVISION, INC.
               (Exact Name of Registrant as Specified in Charter)





            Delaware                     000-24875              13-4025857

(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)





           One Rockefeller Plaza, Suite 1600, New York, New York 10020
               (Address of Principal Executive Offices) (ZIP Code)





       Registrant's telephone number, including area code: (212) 445-6582



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.       Other Events.

         Bioenvision, Inc. issued a press release on May 20, 2002 regarding the closing of a private equity financing of $17.75 million through the sale of Series A convertible preferred stock and warrants, a copy of which is attached as Exhibit 99.1 hereto. The press release is incorporated herein by reference.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

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
              (a) and (b)       Not Applicable

              (c)          Exhibits.      The following exhibits are filed with this report:

              3.1(b)          Certificate of Correction to the Certificate of Incorporation, filed March 15, 2002

              3.1(c)          Certificate of Amendment to the Certificate of Incorporation, filed April 30, 2002

              3.2(a)          Amendment to Bylaws

              4.1             Certificate of Designations of Series A Preferred Stock

              4.2             Form of Warrant issued to purchasers of Series A Preferred Stock

              10.20           Form of  Securities  Purchase  Agreement by and among  Bioenvision,  Inc. and certain purchasers, dated as of May 7, 2002

              10.21           Form of  Registration  Rights  Agreement by and among  Bioenvision,  Inc. and certain purchasers, dated as of May 7, 2002

              99.1            Press Release, dated May 20, 2002, of Bioenvision, Inc.

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                         [Signature on following page.]


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BIOENVISION, INC.

                                         By:  /s/ Christopher B. Wood
                                              ---------------------------------
                                              Christopher B. Wood
                                              Chief Executive Officer

Date:  May 28, 2002


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                                  EXHIBIT INDEX


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
Exhibit               Description
-------               -----------

3.1(b)                Certificate of Correction to the Certificate of Incorporation, filed March 15, 2002
3.1(c)                Certificate of Amendment to the Certificate of Incorporation, filed April 30, 2002
3.2(a)                Amendment to Bylaws
4.1                   Certificate of Designations
4.2                   Form of Warrant
10.20                 Form of Securities Purchase Agreement by and among Bioenvision, Inc. and certain purchasers, dated as of May 7, 2002

10.21                 Form of Registration Rights Agreement by and among Bioenvision, Inc. and certain purchasers, dated as of May 7, 2002

99.1                  Press Release, dated May 20, 2002, of Bioenvision, Inc.

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